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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation., a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act with respect to $500,000,000 aggregate liquidation preference of Variable Cumulative Preferred Stock, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 26th day of September, 1996.


/s/ GARY C. WENDT                  /s/ JAMES A. PARKE
Gary C. Wendt                      James A. Parke
Chairman of the Board,             Senior Vice President, Finance and Director
and Chief Executive Officer        (Principal Financial Officer)
(Principal Executive Officer)

/s/ JEFFREY S. WERNER              /s/ JOAN C. AMBLE
Jeffrey S. Werner                  Joan C. Amble
Senior Vice President - Corporate  Treasury   Vice President and Controller
and Global Funding Operation       (Principal Accounting Officer)

/s/ DENIS J. NAYDEN                /s/ NIGEL D.T. ANDREWS
Denis J. Nayden                    Nigel D.T. Andrews
President, Chief Operating         Director
Officer and Director

/s/ NANCY E. BARTON                /s/ JAMES R. BUNT
Nancy E. Barton                    James R. Bunt
Director                           Director
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                                                                          2

/s/ DENNIS D. DAMMERMAN            /s/ PAOLO FRESCO
Dennis D. Dammerman                Paolo Fresco
Director                           Director

/s/ DALE F. FREY                   /s/ BENJAMIN W. HEINEMAN, JR.
Dale F. Frey                       Benjamin W. Heineman, Jr.
Director                           Director

/s/ ROBERT L. NARDELLI             /s/ MICHAEL A. NEAL
Robert L. Nardelli                 Michael A. Neal
Director                           Director

/s/ JOHN M. SAMUELS                /s/ EDWARD D. STEWART
John M. Samuels                    Edward D. Stewart
Director                           Director

/s/ JOHN F. WELCH, JR.
John F. Welch, Jr.
Director